Exhibit 10.3
FOUNDERS’ UNITS SUBSCRIPTION AGREEMENT
TO THE BOARD OF DIRECTORS OF
FREEDOM ACQUISITION HOLDINGS, INC.:
          Marlin Equities II, LLC hereby subscribes for FOUR MILLION SIX HUNDRED TWENTY-SEVEN THOUSAND FIVE HUNDRED (4,827,500) units (“Units”) of Freedom Acquisition Holdings, Inc., a Delaware corporation (the “Corporation”) for an aggregate purchase price of TWELVE THOUSAND THREE HUNDRED AND FORTY DOLLARS AND 01/100 ($12,340.01), the receipt and sufficiency of which is hereby acknowledged. Each Unit shall consist of (i) one (1) share of the Corporation’s common stock, par value $0.0001 per share (the “Common Stock”) and (ii) one (1) warrant to purchase one share of Common Stock of the Corporation at $6.00 per share (each, a “Warrant”). Upon receipt by the Corporation of said consideration on this date, the Corporation shall issue to the undersigned a stock and warrant certificate or certificates (or, if not certificated, provide documentation reflecting the registration in the name of the undersigned on the stock and warrant ledgers of the Corporation) representing such fully paid and non-assessable shares of Common Stock and Warrants of the Corporation. The subscription will represent forty-nine and four-tenths percent (49.4%) of the total number of outstanding shares of Common Stock and Warrants of the Corporation. Following such issuance of shares of Common Stock and Warrants of the Corporation, the capitalization of the Corporation shall be as set forth on Schedule A hereto.
[Signature Page to Follow]

Dated: July 20, 2006	MARLIN EQUITIES II, LLC

	By:	/S/ IAN ASHKEN

	Name:	Ian Ashken
	Title:	Authorized Signatory
Accepted and Agreed on this 20th day of July 2006:

FREEDOM ACQUISITION HOLDINGS, INC.

By:	/S/ NICOLAS BERGGRUEN
Name:	Nicolas Berggruen
Title:	President

SCHEDULE A
Capitalization of Freedom Acquisition Holdings, Inc.

	Number of	Number of	Number of	Number of
Stockholder	Units	Shares	Warrants	Ownership
Berggruen Holdings North America Ltd.	4,627,500	4,627,500	4,627,500	49.4%
Marlin Equities II, LLC	4,627,500	4,627,500	4,627,500	49.4%
Herbert A. Morey	40,000	40,000	40,000	0.4%
William P. Lauder	40,000	40,000	40,000	0.4%
James N. Hauslein	40,000	40,000	40,000	0.4%

Total	9,375,000	9,375,000	9,375,000	100%